Acquisitions, Dispositions And Other Adjustments	12 Months Ended
Dec. 31, 2018
Acquisitions, Dispositions And Other Adjustments
Acquisitions, Dispositions And Other Adjustments [Text Block]

NOTE 6. ACQUISITIONS, DISPOSITIONS AND OTHER ADJUSTMENTS

Acquisitions

Time Warner  On June 14, 2018, we completed our acquisition of Time Warner, a leader in media and entertainment whose major businesses encompass an array of some of the most respected media brands. The deal combines Time Warner's vast library of content and ability to create new premium content for audiences around the world with our extensive customer relationships and distribution, one of the world's largest pay-TV subscriber bases and scale in TV, mobile and broadband distribution. We expect that the transaction will advance our direct-to-consumer efforts and provide us with the ability to develop innovative new offerings.

Under the merger agreement, each share of Time Warner stock was exchanged for $53.75 cash plus 1.437 shares of our common stock. After adjustment for shares issued to trusts consolidated by AT&T, share-based payment arrangements and fractional shares, which were settled in cash, AT&T issued 1,125,517,510 shares to Time Warner shareholders, giving them an approximate 16% stake in the combined company. Based on our $32.52 per share closing stock price on June 14, 2018, we paid Time Warner shareholders $36,599 in AT&T stock and $42,100 in cash. Total consideration, including share-based payment arrangements and other adjustments totaled $79,358, excluding Time Warner’s net debt at acquisition. On July 12, 2018, the U.S. Department of Justice (DOJ) appealed the U.S. District Court’s decision permitting the merger. We believe the DOJ’s appeal is without merit and we will continue to vigorously defend our legal position in the appellate court, which completed oral arguments on December 6, 2018.

Our 2018 operating results include the results from Time Warner following the acquisition date. The fair values of the assets acquired and liabilities assumed were preliminarily determined using the income, cost and market approaches. The fair value measurements were primarily based on significant inputs that are not observable in the market and thus represent a Level 3 measurement as defined in ASC 820, “Fair Value Measurement,” other than cash and long-term debt acquired in the acquisition. The income approach was primarily used to value the intangible assets, consisting primarily of distribution network, released TV and film content, in-place advertising network, trade names, and franchises. The income approach estimates fair value for an asset based on the present value of cash flow projected to be generated by the asset. Projected cash flow is discounted at a required rate of return that reflects the relative risk of achieving the cash flow and the time value of money. The cost approach, which estimates value by determining the current cost of replacing an asset with another of equivalent economic utility, was used, as appropriate, for plant, property and equipment. The cost to replace a given asset reflects the estimated reproduction or replacement cost for the property, less an allowance for loss in value due to depreciation.

The following table summarizes the preliminary estimated fair values of the Time Warner assets acquired and liabilities assumed and related deferred income taxes as of the acquisition date:

Assets acquired
Cash	$1,889
Accounts receivable	9,052
All other current assets	2,913
Noncurrent inventory and theatrical film and television production costs	5,593
Property, plant and equipment	4,769
Intangible assets subject to amortization
Distribution network	18,040
Released television and film content	10,806
Trademarks and trade names	18,081
Other	10,300
Investments and other assets	9,449
Goodwill	38,566
Total assets acquired	129,458

Liabilities assumed
Current liabilities, excluding current portion of long-term debt	8,303
Debt maturing within one year	4,471
Long-term debt	18,394
Other noncurrent liabilities	18,931
Total liabilities assumed	50,099
Net assets acquired	79,359
Noncontrolling interest	(1)
Aggregate value of consideration paid	$79,358

These estimates are preliminary in nature and subject to adjustments, which could be material. Any necessary adjustments will be finalized within one year from the date of acquisition. Substantially all the receivables acquired are expected to be collectible. We have not identified any material unrecorded pre-acquisition contingencies where the related asset or liability, or an impairment is probable and the amount can be reasonably estimated. Goodwill is calculated as the difference between the acquisition date fair value of the consideration transferred and the fair value of the net assets acquired, and represents the future economic benefits that we expect to achieve as a result of the acquisition. Prior to the finalization of the purchase price allocation, if information becomes available that would indicate it is probable that unknown events had occurred and the amounts can be reasonably estimated, such items will be included in the final purchase price allocation and may change goodwill. Purchased goodwill is not expected to be deductible for tax purposes. As we finalize the valuation of assets acquired and liabilities assumed, we will determine to which reporting units within the WarnerMedia segment any changes in goodwill should be recorded.

For the 200-day period ended December 31, 2018, our consolidated statement of income included $18,209 of revenues and $1,400 of operating income, which included $3,296 of intangible amortization, from Time Warner and its affiliates. The following unaudited pro forma consolidated results of operations assume that the acquisition of Time Warner was completed as of January 1, 2017.

	(Unaudited)
	Year Ended
	December 31,
	2018	2017
Total operating revenues	$183,651	$188,769
Net Income Attributable to AT&T	20,814	31,380

Basic Earnings Per Share Attributable to AT&T	$2.86	$4.30
Diluted Earnings Per Share Attributable to AT&T	$2.85	$4.26

These unaudited pro forma consolidated results reflect the adoption of ASC 606 for 2018, which is not on a comparable basis with 2017 (see Note 5). Pro forma data may not be indicative of the results that would have been obtained had these events occurred at the beginning of the periods presented, nor is it intended to be a projection of future results.

Otter Media On August 7, 2018, we acquired the remaining interest in Otter Media Holdings (Otter Media) for $157 in cash and the conversion to equity of the $1,480 advance made in the first quarter. At acquisition, we remeasured the fair value of the total business, which exceeded the book value of our equity method investment and resulted in a pre-tax gain of $395. We consolidated that business upon close and recorded those assets at fair value, including $1,239 of goodwill that is reported in the WarnerMedia segment.

AppNexus On August 15, 2018, we purchased AppNexus for $1,432 and recorded $1,220 of goodwill that is reported in the Xandr segment. Our investment will allow us to create a marketplace for TV and digital video advertising.

Auction 1000 On April 13, 2017, the FCC announced that we were the successful bidder for $910 of spectrum in 18 markets. We provided the FCC an initial deposit of $2,348 in July 2016 and received a refund of $1,438 in April 2017, which was recorded as cash from investing activities in our consolidated statement of cash flows. In 2018, we sold these wireless licenses at the auction price.

Spectrum Acquisitions and Swaps On occasion, we swap spectrum with other wireless providers to ensure we have efficient and contiguous coverage across our markets and service areas. During 2018, we acquired $521 of wireless spectrum. During 2017, we swapped FCC licenses with a fair value of approximately $2,003 with other carriers and recorded a net gain of $181. During 2016, we swapped FCC licenses with a fair value of approximately $2,122 with other carriers and recorded a net gain of $714.

Dispositions

Data Colocation Operations On December 31, 2018, we sold certain data centers to Brookfield Infrastructure Partners for $1,100 and recorded a pre-tax gain of $432. The sale included assets; primarily consisting of property, plant and equipment, of $298; and goodwill of $215.

YP Holdings LLC In June 2017, YP Holdings LLC was acquired by Dex Media, resulting in a gain of $36 for our portion of the proceeds.